SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 20, 2003

                              _____________________

                                ALBERTSON'S, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                            1-6187                   82-0184434
   ________________________         ____________________      __________________
  (State or other jurisdiction    (Commission File Number)    (IRS Employer
        of incorporation)                                    Identification No.)


           250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho       83726
         ___________________________________________________     ______
               (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (208) 395-6200

  ____________________________________________________________________________

Item 9.  Regulation FD Disclosure

     On June 20, 2003, Albertson's, Inc. issued its press release regarding an unsolicited "mini tender" offer.



                                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ALBERTSON'S, INC.



                                         BY: /s/ John R. Sims
                                             -----------------------------------
                                             John R. Sims
                                             Executive Vice President
                                              and General Counsel

Date:  June 20, 2003

  ____________________________________________________________________________

Exhibit Index

Exhibit (99.1): Press Release dated June 20, 2003